UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________________

     FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 17, 2008

WIRELESS TELECOM GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-11916	22-582295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 386-9696

______________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 17, 2008, Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”), issued a press release announcing that its Board of Directors has authorized the repurchase of up to 5% of the Company’s shares of common stock, to be made from time to time in the open market at management’s discretion (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Wireless Telecom Group, Inc., dated January 17, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: January 18, 2008	By:	/S/Paul Genova
Paul Genova
President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Wireless Telecom Group, Inc., dated January 17, 2008.